Exhibit 99.1

Worksport Subsidiary Terravis Energy Selected for Competitive NTAP Award to Analyze ZeroFrost™ Heat Pump Technology in Alaska

Federal Collaboration Marks Major Milestone as Worksport Targets Multi-Billion-Dollar Heat Pump Market

West Seneca, New York, October 06, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), through its subsidiary Terravis Energy, today announced a joint project with NREL, a U.S. Department of Energy national laboratory, in Alaska to analyze its AetherLux™ Pro heat pump with ZeroFrost™ technology under the NREL Technical Assistance Program (NTAP). The collaboration will focus on preliminary energy savings and technology analyses.

Unlike conventional heat pumps that lose efficiency and fail in deep cold, AetherLux Pro with ZeroFrost eliminates defrost cycles and has demonstrated continuous performance at temperatures below -56°F. By solving this decades-long challenge, Terravis Energy believes it has created a system capable of redefining cold-climate heating globally.

Preliminary Analysis for a Breakthrough Technology

“This project is a monumental development for Terravis Energy,” said Steven Rossi, CEO of Worksport. “NREL is a DOE national laboratory that will work to analyze and critically determine the feasibility of our technology for the residents of Alaksa. We are immensely enthusiastic to see how this development progresses.”

The NTAP project will analyze potential household cost savings in Alaskan homes, assess deployment challenges, and establish a roadmap for joint field demonstrations. By proving ZeroFrost in extreme conditions, Terravis Energy intends to address the 60% of North American homes still dependent on fossil fuel heating and accelerate adoption across global markets.

“Governments and multinational companies are already taking notice, and we strongly believe that the value of Terravis Energy and this intellectual property is not yet reflected in our market valuation,” added Steven Rossi.

Federal Collaboration to Drive Market Adoption.

Initial laboratory results have already demonstrated performance superiority. This collaboration with NREL will now analyze the system’s potential energy savings for homes in Fairbanks (extreme cold and dry) and Juneau (cold and humid). The scope of work includes:

●	Future Research Roadmap outlining joint field demonstrations and deployment initiatives to accelerate market adoption of ZeroFrost in Alaskan housing.
●	Energy Savings Analysis using the Alaska Heat Pump Calculator, quantifying household cost reductions.
●	Technology Assessment of potential challenges and advantages for deployment in Alaskan conditions.

Global Market Potential

The global heat pump market is forecasted to exceed $135 billion by 2030, with governments incentivizing adoption through subsidies and decarbonization initiatives. Current solutions often fail in sub-zero conditions, limiting penetration in northern regions. ZeroFrost directly addresses this barrier, offering households lower energy costs, higher comfort, and superior reliability –while opening the door to substantial new revenue streams and potential licensing opportunities for Worksport.

Positioned for U.S. Clean-Tech Leadership

This announcement builds on Worksport’s growing clean-tech portfolio, which includes its SOLIS Solar Tonneau Cover and COR Portable Energy System, both anticipated for market launch in 2025. Together with Terravis Energy’s breakthrough in heat pumps, Worksport is advancing a diversified strategy spanning automotive accessories, portable power, and sustainable HVAC – geared towards cementing its role as an emerging leader in clean technology.

“By solving one of the biggest efficiency issues in heating, we believe AetherLux with ZeroFrost can become the global standard for heat pumps,” Rossi added. “This is the kind of catalyst that can transform not only the heat pump industry but Worksport’s growth story as a whole.”

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter

Terravis Energy Contact:

E: info@terravisenergy.com W: https://aetherlux.terravisenergy.com/

Investor Relations Contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.